Exhibit 23(a)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated December 18, 2001, incorporated by reference in Woodhead Industries, Inc.'s Form 10-K for the year ended September 29, 2001 and to all references to our Firm included in this registration statement.



                                             /s/ ARTHUR ANDERSEN LLP

Chicago, Illinois
April 26, 2002


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